Exhibit 10.4

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of December 21, 2015, by and between TIXFI, INC., a Nevada corporation, having a mailing address of 13355 Moss Rock Drive Auburn, Sacramento, California 95602 (the “Company”), and Susanna Forest (including her heirs and assigns the “Buyer”).
WHEREAS:

A.            The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”) and Rule 506(b) promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act;

B.            Buyer holds that certain 10% Promissory Note of INSIGHT INNOVATORS, LLC, a Dutch limited liability company (“Insight”) in the aggregate principal amount of $500,000.00 (the “Insight-Forest Note”), issued by Insight pursuant to that certain October 20, 2015 Securities Purchase Agreement between Insight and the Buyer (the “Original Securities Purchase Agreement”);

C.            The Company desires to assume the Insight-Forest Note and exchange if for a 10% Convertible in the form attached hereto as Exhibit A (the “Convertible Note”);

D.            The Buyer wishes to exchange the Insight-Forest Note for the Convertible Note upon the terms and conditions stated in this Agreement; and

E.            The Company further desires to grant to the Buyer a right to purchase an additional convertible note in the aggregate principal amount of $500,000 on terms substantially similar to the terms provided for in the Convertible Note except as provided for herein until 90 days after the Closing Date.
NOW THEREFORE, in consideration of the foregoing and of the agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1.	Assumption and Exchange.

a. Purchase of Convertible Note. Subject to the conditions contained in this Agreement, as of the Closing Date (as defined below), the Company shall issue to the Buyer, and the Buyer shall exchange the Insight-Forest Note for the Convertible Note and accept delivery thereof from the Company.

b. Form of Payment. As of the Closing Date (as defined below), the Buyer shall (i) pay the $200,000.00 balance due under the Insight-Forest Note, and (ii) tender for cancellation the Insight-Forest Note.   The aggregate amount and value of the elements of consideration set forth in subparts (i) and (ii) of this subsection 1(b) of this Agreement, shall be deemed the “Purchase Consideration”.  Upon the delivery by the Buyer of her Purchase Consideration, the Company shall deliver duly executed Convertible Note.

c. Assumption of the Insight-Forest Note. On the Closing Date, the Company shall hereby deemed to have assumed each and every obligation of Insight as provided for in the Insight-Forest Note and agrees to accept the Insight-Forest Note as partial consideration for the Convertible Note as provided for herein.

d. Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 6 below, the date and time of the delivery, issuance and sale of the Convertible Note to Buyer pursuant to this Agreement (the “Closing Date”) shall be 4:00 PM, Eastern Standard Time on the date on which all documentation relating to the transaction the subject matter of this Agreement, including this Agreement, have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Buyer' obligations to deliver the Purchase Consideration and (ii) the Company’s obligations to deliver the Convertible Note, in each case, have been satisfied or waived. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties.

d. Right to Acquire An Additional $500,000 Promissory Note or $500,000 Convertible Promissory Note.

(i)            From the date hereof until 90 days after the Closing Date, the Buyer may, in Buyer’s sole determination, elect to purchase a convertible note with an aggregate principal amount not to exceed $500,000 (the “Additional Convertible Note” and such right to purchase the Additional Convertible Note, the “Additional Purchase Rights”).

(ii)            Any Additional Purchase Right exercised by Buyer shall close within five (5) business days of a duly delivered exercise notice by Buyer.  Any additional investment in the Additional Convertible Note shall be on terms identical to those set forth in the Original Securities Purchase Agreement.  In order to effectuate a purchase and sale of the Additional Convertible Note, the Company and the Buyer shall enter into a Securities Purchase Agreement identical to this Agreement, mutatis mutandis.

2. Buyer' Representations and Warranties. Buyer represents and warrants to the Company that:

a.            Investment Purpose. As of the date hereof, Buyer is purchasing the Convertible Note, and any shares of Common Stock issuable upon conversion of or otherwise pursuant to the Convertible Note (the “Conversion Shares” or “Securities”), for her, his or its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to, a registration statement or an exemption under the 1933 Act.

b.            No Liens, Encumbrances or Hypothecations of Insight-Forest Note; Extinguishment of Obligations of Insight under Insight-Forest Note.  As of the date hereof there are no, and as of the Closing, there shall be no, liens, encumbrances or hypothecations of any kind whatsoever upon or in respect of the Insight-Forest Note, and Buyer acknowledges that upon Buyer’s receipt of the Convertible Note upon tender of the Purchase Consideration, the obligation of the Company or Insight shall be extinguished and neither the Company or Insight shall have any obligation to issue any additional securities except as provided for in this Agreement or pay or deliver to Buyer, any amount of money or any item of property, or for any other consideration whatsoever.

b. Accredited Investor Status. Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

c. Reliance on Exemptions. Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

d. Information. Buyer and its advisors, if any, have been, and for so long as the Convertible Note remains outstanding will continue to be, furnished with all materials relating to the business, finances and operations of the Company and Public Company, and materials relating to the offer and sale of the Securities which have been requested by Buyer or its advisors. Buyer and its advisors, if any, have been, and for so long as the Convertible Note remain outstanding will continue to be, afforded the opportunity to ask questions of the Company and Public Company regarding their businesses and affairs.  Notwithstanding the foregoing, the Company has not disclosed to Buyer any material nonpublic information regarding the Company or otherwise and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to Buyer. Neither such inquiries nor any other due diligence investigation conducted by Buyer or its advisors or representatives shall modify, amend or affect Buyer' right to rely on the Company’s representations and warranties contained in Section 3 below.
e. Governmental Review. Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.
f. Transfer or Re-sale. Buyer understands that (i) the sale or resale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) Buyer shall have delivered to the Company, at the cost of the Company, an opinion of counsel (which may be the Legal Counsel Opinion (as defined below)) that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, (d) the Securities are sold pursuant to Rule 144, or (e) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) (“Regulation S”), and Buyer shall have delivered to the Company, at the cost of the Company, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company.
g. Legends. Buyer understands that until such time as the Convertible Note, and upon conversion of the Convertible Note in accordance with the internal terms thereof, the Conversion Shares, have been registered under the 1933 Act or may be sold pursuant to Rule 144, Rule 144A under the 1933 Act or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A OR REGULATION S UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

h. Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of Buyer, and this Agreement constitutes a valid and binding agreement of Buyer enforceable in accordance with its terms.

i. Residency. Buyer is a resident of the jurisdiction set forth immediately below Buyer' name on the signature pages hereto.

3. Representations and Warranties of the Company. The Company represents and warrants to Buyer that:
a. Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith.

b. Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Convertible Note and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof subject to Dutch law which provides for preemptive rights to the Company’s shareholders, (ii) the execution and delivery of this Agreement, the Convertible Note and (if applicable) the Conversion Shares by the Company and the consummation by it of the transactions contemplated hereby and thereby (including the issuance of the Convertible Note and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion or exercise thereof) have been, or otherwise will be upon completion of a Public Offering Event, duly authorized by the Board of Directors of the Company and Public Company and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Convertible Note, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

c.            Capitalization; Governing Documents.  The authorized capital stock of the Company consists of (i) 100,000,000 shares of common stock, par value $0.001 per share (“Company Common Stock”), of which 7,475,000 shares are issued and outstanding and (ii) 10,000,000 shares of $.001 par value preferred stock, as to which prior to giving effect to the transactions that are the subject matter of this Agreement, none are outstanding. Except as set forth on Schedule 3(c), the Company has no outstanding options, rights or commitments to issue shares of Company Common Stock, nor any of its preferred or any other class of equity, and there are no outstanding securities convertible or exercisable into or exchangeable for shares of Company Common Stock, or any of its preferred stock or any other class of its equity.  There is no voting trust, agreement or arrangement among any of the beneficial holders of Company Common Stock affecting the nomination or election of directors or the exercise of the voting rights of Company Common Stock.  The offer, issuance and sale of such shares of Company Common Stock were (a) exempt from the registration and prospectus delivery requirements of the Securities Act, (b) registered or qualified (or were exempt from registration or qualification) under the registration or qualification requirements of U.S. and all applicable state securities laws and (c) accomplished in conformity with all other applicable securities laws.  None of such shares of Company Common Stock are subject to a right of withdrawal or a right of rescission under any federal or state securities or “Blue Sky” law.
d.            Constitutive Documents. The Company has furnished to Buyer or such information is otherwise available in the Company’s filings with the Securities and Exchange Commission in its Electronic Data Gathering and Retrieval system (“EDGAR”) at www.sec.gov, true and correct copies of the Company’s Articles of Incorporation as in effect on the date hereof (“Articles of Incorporation”) and Bylaws, and the terms of all securities, if any, convertible into or exercisable for common stock of the Company and the material rights of the holders thereof in respect thereto.
e. Issuance of Conversion Shares.   The shares of the Company’s common stock into which the Convertible Note are convertible (the “Conversion Shares”), when issued, will be duly authorized and reserved for issuance and, upon conversion of the Convertible Note in accordance with its terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and, except for shareholder preemptive rights which the Company’s shareholders are entitled to under the law of the state of formation of the Public Company, shall not be subject to preemptive rights or other similar rights of shareholders of the Public Company and will not impose personal liability upon the holder thereof.

f. No Conflicts. The execution, delivery and performance of this Agreement, the delivery of the Convertible Note by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) conflict with or result in a violation of any provision of the Articles of Association or Shareholders Agreement, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).

g. Financial Statements. The unaudited financial statements of the Company for its fiscal quarter ending August 31, 2015 included in the Company’s Form 10-Q as filed with the SEC on October 9, 2015 have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and any of its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. Except as set forth on Schedule 3(g), the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business subsequent to the date of this Agreement.

g. Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, or their officers or directors in their capacity as such, that could have a Material Adverse Effect.  The Company and its Subsidiaries are unaware of any facts or circumstances that might give rise to any of the foregoing.

h. Intellectual Property. The Company owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights (“Intellectual Property”) necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company’s knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); to the best of the Company’s knowledge, the Company’s or its Subsidiaries’ current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

i. No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company’s officers has or is expected to have a Material Adverse Effect.

j. Tax Status. The Company has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company’s tax returns is presently being audited by any taxing authority.

k. Transactions with Affiliates. Except for arm’s length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

l. Disclosure. All information relating to or concerning the Company set forth in this Agreement and provided to Buyer pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

m. Acknowledgment Regarding Buyer’ Purchase of Securities. The Company acknowledges and agrees that Buyer is acting solely in the capacity of arm’s length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by Buyer or its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to Buyer’ purchase of the Securities. The Company further represents to Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

n. Permits; Compliance. The Company is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since August 31, 2015, neither the Company nor any Subsidiary has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

o. Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

p. No Disqualification Events.  None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an "Issuer Covered Person") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

4.            Covenants.

a. Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Sections 5 and 6 of this Agreement.

b. Use of Proceeds. The Company shall use the proceeds for general working capital purposes.

c. Corporate Existence. The Company will, so long as Buyer beneficially owns any of the Securities, maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the OTC Markets, Nasdaq, Nasdaq SmallCap, NYSE or AMEX.

d. Breach of Covenants. If the Company breaches any of the covenants set forth in this Section 4, in addition to any other remedies available to Buyer pursuant to this Agreement, it will be considered an Triggering Event under the Convertible Note.

e. Piggyback Registration Rights. The Company hereby grants to Buyer the registration rights set forth on Exhibit B hereto.

f. Restriction on Activities. Commencing as of the date first above written, and until the sooner of the six month anniversary of the date first written above, the Company shall not, directly or indirectly, without Buyer' prior written consent, which consent shall not be unreasonably withheld: (a) change the nature of its business; (b) issue any of its securities or debt in any form, cause or permit any sale or conveyance of any securities or debt, in each case out of the ordinary course of business; (c) sell, divest, acquire, change the structure of any material assets other than in the ordinary course of business; or (d) solicit any offers for, respond to any unsolicited offers for, or conduct any negotiations with any other person or entity in respect of any transaction involving a convertible security.

g. Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of the Buyer or its nominee upon conversion of the Convertible Note and issuance of the Conversion Shares in such amounts as specified from time to time by the Buyer to the Company in accordance with the terms thereof (the “Irrevocable Transfer Agent Instructions”). In the event that the Company proposes to replace its transfer agent, the Company shall provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to this Agreement (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount (as defined in the Convertible Note)) signed by the successor transfer agent to the Company and the Company. Prior to registration of the Conversion Shares under the 1933 Act or the date on which the Conversion Shares may be sold pursuant to Rule 144 without any restriction as to the number of shares of Common Stock as of a particular date that can then be immediately sold, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that: (i) no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 4 will be given by the Company to its transfer agent and that the Common Stock shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Convertible Note; (ii) it will not direct its transfer agent not to transfer or delay, impair, and/or hinder its transfer agent in transferring (or issuing)(electronically or in certificated form) any certificate for Securities to be issued to the Buyer upon conversion of or otherwise pursuant to the Convertible Note as and when required by the Convertible Note and this Agreement; and (iii) it will not fail to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any Common Stock issued to the Buyer upon conversion of or otherwise pursuant to the Convertible Note as and when required by the Convertible Note and this Agreement. Nothing in this Section shall affect in any way the Buyer’s obligations and agreement set forth in Section 2(g) hereof to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Common Stock. If the Buyer provides the Company, at the cost of the Company, with (i) an opinion of counsel in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the 1933 Act and such sale or transfer is effected or (ii) the Buyer provides reasonable assurances that the Common Stock can be sold pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Common Stock, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by the Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

5. Conditions to the Company’s Obligation to Assume and Exchange. The obligation of the Company hereunder to assume the Insight-Forest Note and exchange it for the Convertible Note to Buyer at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

a. Buyer shall have executed this Agreement and delivered the same to the Company.

b. Buyer shall have delivered a copy of the Insight-Forest Note marked ‘CANCELLED”.

c. The representations and warranties of Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Buyer at or prior to the Closing Date.

d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

6. Conditions to Buyer' Obligation to Purchase. The obligation of Buyer hereunder to cancel the Insight-Forest Note and exchange it for the Convertible Note at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for Buyer' sole benefit and may be waived by Buyer at any time in her, his or its sole discretion:

a. The Company shall have executed this Agreement and delivered the same to Buyer.

b. The Company shall have delivered to Buyer the Convertible Note.

c. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement; and

e.          No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company.

7. Governing Law; Miscellaneous.

a. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Florida or in the federal courts located in the state of Florida and Palm Beach County, Florida. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Agreement, the Convertible Note or any other agreement, certificate, instrument or document contemplated hereby or thereby. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement, the Convertible Note or any other agreement, certificate, instrument or document contemplated hereby or thereby by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  A facsimile or .pdf signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or .pdf signature.  Delivery of a counterpart signature hereto by facsimile or email/.pdf transmission shall be deemed validly delivery thereof.

c. Construction; Headings.  This Agreement shall be deemed to be jointly drafted by the Company and Buyer and shall not be construed against any person as the drafter hereof.  The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e. Entire Agreement; Amendments. This Agreement, the Convertible Note and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the majority in interest of Buyer.

f. Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, e-mail or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by e-mail or facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company, to:

13355 Moss Rock Drive Auburn
Auburn, California 95602
Attention:  Arend Verweij
email: averweij@insightinnovators.com

with a copy to (which copy shall not constitute notice):

Nijverheidsweg Noord 78,
3812PM Amersfoort
The Netherlands
Attention: Geurt van Wijk, COO
email: gvanwijk@insightinnovators.com

If to any of the Buyer:
c/o Legal & Compliance, LLC
330 Clematis Street, Suite 217
West Palm Beach, Florida 33401
Attention:                          Laura Anthony, Esq.
Lazarus Rothstein, Esq.
lanthony@legalandcompliance.com
lrothstein@legalandcompliance.com

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2(f), Buyer may assign its rights hereunder to any person that purchases Securities in a private transaction from Buyer or to any of its “affiliates,” as that term is defined under the Exchange Act of 1934, without the consent of the Company.

h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i. Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer. The Company agrees to indemnify and hold harmless Buyer and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

l. Indemnification.  In consideration of Buyer's execution and delivery of this Agreement and acquiring the Securities hereunder, and in addition to all of the Company's other obligations under this Agreement or the Convertible Note, the Company shall defend, protect, indemnify and hold harmless Buyer and its stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Convertible Note or any other agreement, certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of this Agreement, the Convertible Note or any other agreement, certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by this Agreement.  To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

m. Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that Buyer shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

n. Payment Set Aside.  To the extent that the Company makes a payment or payments to Buyer hereunder or pursuant to the Convertible Note Buyer enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person or entity under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

o. Failure or Indulgence Not Waiver. No failure or delay on the part of Buyer in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges.  All rights and remedies of Buyer existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

[This space intentionally blank. Signatures follow.]

FOREST SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

TiXFi, Inc., a Nevada corporation: By: /s/ Paula Martin Name: Paula Martin Title: President

BUYER SIGNATURE PAGE TO FOREST SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Buyer Name
/s/ Susannah Forest Susannah Forest

*The $500,000.00 Principal Balance of the Convertible Notes has been or will be advanced to the Company by the Buyer's as follows:

i.	An aggregate of $300,000.00 has been previously advanced to Insight Innovators, B.V.; and
ii.	An aggregate of $200,000.00 shall be advanced no later than the Closing.

SCHEDULE 3(C)
The Company has entered into the following agreements:

1.	Share Exchange Agreement among TIXFI, INC., Paula Martin, Insight Innovators, BV, a Dutch limited liability company (“Insight”) and the shareholders of Insight dated December 21, 2015.
2.	Stock Redemption Agreement dated as of December 21, 2015, by and between Paula Martin and TIXFI, INC. to sell to the Company 2,000,000 shares of the Company’s common stock to the Company.
3.	Spin-Off Agreement dated as of December 21, 2015 entered into among TIXFI, INC. and Paula Martin to cancel 3,000,000 shares of the Company’s common stock in exchange for the acquisition of all of the assets of the Company.
4.	Securities Purchase Agreement dated as of December 21, 2015, by and between TIXFI, INC. and certain investors to purchase an aggregate of up to 808,000 shares of the Company’s Series A convertible preferred stock, par value $0.001 per share.

Sch Page - 1 -

SCHEDULE 3(G)
LIABILITIES

Name	Amount Due
TIXFI, INC. - Legal Fees	$ 5,000.00
TIXFI, INC. - Consulting Fees	26,000.00
TIXFI, INC. – Consulting Fees (Charms Investments)	15,000.00
Total	$ 46,000.00

Sch Page - 2 -

EXHIBIT A
THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH MAY BE THE LEGAL COUNSEL OPINION (AS DEFINED IN THE PURCHASE AGREEMENT)), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A OR REGULATION S UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Principal Amount: $500,000.00	Issue Date: October 20, 2015

PROMISSORY NOTE

FOR VALUE RECEIVED, Insight Innovators BV, a Dutch corporation (the “Company”), hereby promises to pay to the order of Susannah Forest, or registered assigns (the “Holder”) on May 19, 2017 (the “Maturity Date”) so much of the principal amount advanced to the Company by the Holder as provided for in the Securities Purchase Agreement up to the maximum amount set forth above (the “Principal Amount”), and to pay interest on the outstanding Principal Amount advanced to the Company at the rate of ten percent (10.0%) per annum (the “Note”).  Interest shall commence accruing on the date hereof (the “Issue Date”), computed on the basis of a 365-day year and the actual number of days elapsed, provided that any payment otherwise due on a Saturday, Sunday or legal Bank holiday may be paid on the following business day.  Interest shall be payable on the Maturity Date (the “Interest Payment Date”) (if any Interest Payment Date is not a Trading Day, the applicable payment shall be due on the next succeeding Trading Day) in cash, or at the Holder’s option, such interest shall be accreted to, and increase, the outstanding Principal Amount.  All payments due hereunder, shall be made in lawful money of the United States of America.

The following terms shall apply to this Note:

Section 1.                                        Definitions. For the purposes hereof, the definitions set forth in Exhibit A shall have the meanings set forth in such exhibit.

Section 2.                                        Interest.

a)            Late Fees. Any interest that are not paid within three Trading Days following a Interest Payment Date shall continue to accrue and shall entail a late fee, which must be paid in cash, at the rate of 18% per annum or the lesser rate permitted by applicable law which shall accrue daily from the Interest Payment Date through and including the date of actual payment in full.

b)            Other Securities. So long as any of the Notes shall remain outstanding, neither the Company nor any Subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities. So long as any of the Notes shall remain outstanding, neither the Company nor any Subsidiary thereof shall directly or indirectly pay or declare any dividend or make any distribution upon, nor shall any distribution be made in respect of, any Junior Securities as long as any interest due on the Notes remain unpaid, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or shares pari passu with the Notes.

Section 3.                                        Liquidation. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Company an amount equal to the Principal Amount, plus any accrued and unpaid interest thereon and any other fees or liquidated damages then due and owing thereon under this Note before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the Holders in accordance with the respective amounts that would be payable on such Notes if all amounts payable thereon were paid in full.  A Fundamental Transaction or Change of Control Transaction shall not be deemed a Liquidation. The Company shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

                          Section 3.                          Negative Covenants.  As long as any of the Notes are outstanding, unless the holders of at least 75% in the Principal Amount of the then outstanding Notes shall have otherwise given prior written consent, the Company shall not, and shall not permit any of the Subsidiaries to, directly or indirectly:

a)    amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;

b)    repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock, Common Stock Equivalents or Junior Securities,;

c)    pay dividends or distributions on Junior Securities of the Company;

d)    enter into any agreement with respect to any of the foregoing.

Section 4.                          Redemption Upon Triggering Events.

a)    “Triggering Event” means, wherever used herein any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.            the Company fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise;

ii.            unless specifically addressed elsewhere in this Note as a Triggering Event, the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of the Transaction Documents, and such failure or breach shall not, if subject to the possibility of a cure by the Company, have been cured within 10 calendar days after the date on which written notice of such failure or breach shall have been delivered;

iii.            the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of the obligations in this Note, and such failure or breach shall not, if subject to the possibility of a cure by the Company, have been cured within 10 calendar days after the date on which written notice of such failure or breach shall have been delivered;

iv.            the Company shall be party to a Change of Control Transaction (exclusive of a Public Offering Event);

v.            the Company shall have filed for protection under any bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights generally;

vi.            the Company shall fail to have completed a Public Offering Event by the Maturity Date; or

vii.            any monetary judgment, writ or similar final process shall be entered or filed against the Company, any subsidiary or any of their respective property or other assets for more than $25,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days.

b)    Upon the occurrence of a Triggering Event, each Holder shall (in addition to all other rights it may have hereunder or under applicable law) have the right, exercisable at the sole option of such Holder, to require the Company to redeem all of the Indebtedness then held by such Holder for a redemption price, in cash, equal to the Triggering Redemption Amount.  The Triggering Redemption Amount, in cash shall be due and payable within five Trading Days of the date on which the notice for the payment therefor is provided by a Holder (the “Triggering Redemption Payment Date”).  If the Company fails to pay in full the Triggering Redemption Amount hereunder on the date such amount is due in accordance with this Section, the Company will pay interest thereon at a rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law, accruing daily from such date until the Triggering Redemption Amount, plus all such interest thereon, is paid in full.  For purposes of this Section, the Indebtedness is outstanding until such date as the applicable Holder shall have been paid the Triggering Redemption Amount in cash.

Section 5.                          Miscellaneous.

a)    Notices.  Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above Attention: Arend Verweij via email: averweij@insightinnovators.com or such other email or address as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section 5.  Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Company, or if no such facsimile number or address appears on the books of the Company, at the principal place of business of such Holder, as set forth in the Purchase Agreement.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b)    Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay liquidated damages, accrued dividends and accrued interest, as applicable, on the Notes at the time, place, and rate, and in the coin or currency, herein prescribed.

c)    Lost or Mutilated Note.  If a Holder’s Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof reasonably satisfactory to the Company.

d)    Cost of Collection. If default is made in the payment of this Note, the Company shall pay the Holder hereof costs of collection, including reasonable attorneys’ fees.

e)    Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida without regard to the principles of conflict of laws thereof.  However, if this Agreement contains a provision which is in conflict with Dutch mandatory laws, the parties hereby agree that Dutch Mandatory laws shall apply to such provision in such a way that it constitutes a valid and binding provision under the laws of The Netherlands as well as under the laws of the State of Florida, without jeopardizing the intent of the Parties. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in Broward County, Florida (the “Florida Courts”).  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Florida Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Florida Courts, or such Florida Courts are improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby.  If any party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

f)    Certain Amounts. Whenever pursuant to this Note the Company is required to pay an amount in excess of the outstanding principal amount (or the portion thereof required to be paid at that time) plus accrued and unpaid interest plus Default Interest on such interest, the Company and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Note may be difficult to determine and the amount to be so paid by the Company represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Note and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Note at a price in excess of the price paid for such shares pursuant to this Note. The Company and the Holder hereby agree that such amount of stipulated damages is not plainly disproportionate to the possible loss to the Holder from the receipt of a cash payment without the opportunity to convert this Note into shares of Common Stock.

g)    Waiver.  Any waiver by the Company or a Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note or a waiver by any other Holders.  The failure of the Company or a Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion.  Any waiver by the Company or a Holder must be in writing.

h)    Severability.  If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.  If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

i)    Next Business Day.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

j)    Headings.  The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

k)    Currency.  All dollar amounts are in U.S. dollars.

        IN WITNESS WHEREOF, the undersigned has executed this Note as of the Issue Date.

Insight Innovators, BV a Dutch limited liability company By: ________________________________________ Name: Title:

EXHIBT A

DEFINITIONS

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and
“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
 “Change of Control Transaction” means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d‑5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 33% of the voting securities of the Company (other than by means of conversion of the Indebtedness), (b) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 66% of the aggregate voting power of the Company or the successor entity of such transaction, (c) the Company sells or transfers all or substantially all of its assets to another Person and the stockholders of the Company immediately prior to such transaction own less than 66% of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a one year period of more than one‑half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Issue Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the Issue Date), or (e) the execution by the Company of an agreement to which the Company  is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.
 “Interest Payment Date” shall have the meaning set forth in the first paragraph of this Note.
“Holder” shall have the meaning given such term in the first paragraph of this Note.
“Junior Securities” means the Common Stock, all other Common Stock Equivalents and preferred stock of the Company other than those securities which are explicitly senior or pari passu to the Note in payment rights or liquidation preference.
 “Liquidation” shall have the meaning set forth in Section 3.
“Florida Courts” shall have the meaning set forth in Section 5(e).
 “Issue Date” means the date of the first issuance of any of the Notes.
“Note” shall have the meaning set forth in the first paragraph of this Note and the term “Notes” shall mean all of the Notes issued by the Company pursuant to the Purchase Agreement.
 “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
 “Public Offering Event” means the date on which the Company shall have completed a closing of any transaction that results, or series or related transactions that result, in: (i) the shares of Common Stock of the Company being registered under the Exchange Act; or (ii) the shares of Common Stock of the Company being exchanged for the shares of common stock of any corporation that are registered under the Exchange Act.

 “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Securities Purchase Agreement” means the Securities Purchase Agreement, dated as of the Issue Date, among the Company and the original Holders, as amended, modified or supplemented from time to time in accordance with its terms.
“Principal Amount” shall have the meaning set forth in the first paragraph of this Note.
“Transaction Documents” means this Note and the Securities Purchase Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated pursuant to the Purchase Agreement.
“Triggering Event” shall have the meaning set forth in Section 4(a).
“Triggering Redemption Amount” means the sum of (a) the Principal Amount, (b) all accrued but unpaid interest thereon and (c) all liquidated damages and other costs, expenses or amounts due in respect of this Note.
“Triggering Redemption Payment Date” shall have the meaning set forth in Section 4(b).

EXHIBIT B

REGISTRATION RIGHTS

The Conversion Shares will be deemed “Registrable Securities” subject to the provisions of this Exhibit B.  All capitalized terms used but not defined in this Exhibit A shall have the meanings ascribed to such terms in the Securities Purchase Agreement to which this Exhibit is attached.
1.            Piggy-Back Rights.  If at any time on or after the date of the Closing the Company proposes to file any Registration Statement under the 1933 Act (a “Registration Statement”) with respect to any offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for shareholders of the Company for their account (or by the Company and by shareholders of the Company), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for a dividend reinvestment plan or (iii) in connection with a merger or acquisition, then the Company shall (x) give written notice of such proposed filing to the holders of Registrable Securities appearing on the books and records of the Company as such a holder as soon as practicable but in no event less than ten (10) days before the anticipated filing date of the Registration Statement, which notice shall describe the amount and type of securities to be included in such Registration Statement, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of Registrable Securities as such holders may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”).  The Company shall cause such Registrable Securities to be included in such registration and shall cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof.  All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an underwriter or underwriters shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such Piggy-Back Registration.
2.            Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement.  The Company (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement.  Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 5 below.
3.            Notice. The Company shall notify the holders of Registrable Securities at any time when a prospectus relating to such holder’s Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.  At the request of such holder, the Company shall also prepare, file and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.  The holders of Registrable Securities shall not to offer or sell any Registrable Securities covered by the Registration Statement after receipt of such notification until the receipt of such supplement or amendment.

4.            Additional Information Requests. The Company may request a holder of Registrable Securities to furnish the Company such information with respect to such holder and such holder’s proposed distribution of the Registrable Securities pursuant to the Registration Statement as the Company may from time to time reasonably request in writing or as shall be required by law or by the SEC in connection therewith, and such holders shall furnish the Company with such information.
5.            Fees and Expenses. All fees and expenses incident to the performance of or compliance with this Exhibit A by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the SEC, (B) with respect to filings required to be made with any trading market on which the Common Stock is then listed for trading, (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (D) with respect to any filing that may be required to be made by any broker through which a holder of Registrable Securities intends to make sales of Registrable Securities with the FINRA, (ii) printing expenses, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) 1933 Act liability insurance, if the Company so desires such insurance, (vi) fees and expenses of all other persons or entities retained by the Company in connection with the consummation of the transactions contemplated by this Exhibit A and (vii) reasonable fees and disbursements of a single special counsel for the holders of Registrable Securities (selected by holders of the majority of the Registrable Securities requesting such registration), up to $10,000 for each registration.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.  In no event shall the Company be responsible for any broker or similar commissions of any holder of Registrable Securities.
6.            Indemnification. The Company and its successors and assigns shall indemnify and hold harmless Buyer, each holder of Registrable Securities, the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each individual or entity who controls Buyer or any such holder of Registrable Securities (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling individual or entity (each, an “Indemnified Party”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any related prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any such prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Exhibit A, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based upon information regarding Buyer or such holder of Registrable Securities furnished to the Company by such party for use therein.  The Company shall notify Buyer and each holder of Registrable Securities promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Exhibit A of which the Company is aware.

7.            Indemnification Limitations. If the indemnification under Section 6 is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then the Company shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Company and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the Company and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, the Company or the Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 6 was available to such party in accordance with its terms.  It is agreed that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding sentence. Notwithstanding the provisions of this Section 7, neither Buyer nor any holder of Registrable Securities shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such party from the sale of all of their Registrable Securities pursuant to such Registration Statement or related prospectus exceeds the amount of any damages that such party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.